UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                September 18, 2002

HCC INDUSTRIES INC.

(Exact name of registrant as specified in charter)

Delaware	333-32207	95-2691666
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	number)	identification number)

4232 Temple City Blvd., Rosemead, California  91770

(Address of principal executive offices)

(626) 443-8933

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENT.

                The Company’s bank has declined to waive the violations of the covenants on the Company’s Revolving Credit Facility.  Accordingly, the Revolving Credit Facility with the bank has been terminated effective September 5, 2002.  The Company had no borrowings outstanding on the Revolving Credit Facility at the date of termination.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2002

HCC INDUSTRIES INC.

By /s/ CHRISTOPHER H. BATEMAN
Christopher H. Bateman
Vice President and
Chief Financial Officer